                                                        Exhibit (a)(2)


                             LETTER OF TRANSMITTAL
                                   To Tender
   Shares of Common Stock (Including the Associated Rights), Shares of 6 1/2%
    Series B Cumulative Convertible Preferred Stock, Depositary Shares (each representing a 1/20th interest in a share of 6 1/2% Series B Cumulative
       Convertible Preferred Stock) and/or Common Stock Purchase Warrants

                                       of
                            Wang Laboratories, Inc.
                       Pursuant to the Offer to Purchase
                               Dated May 10, 1999

                                       by

                          Getronics Acquisition, Inc.
                          a wholly-owned subsidiary of

                                  Getronics NV

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
          TIME, ON MONDAY, JUNE 7, 1999, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                                 Citibank, N.A.

             By Hand:                             By Mail:                      By Overnight Courier:
          Citibank, N.A.                       Citibank, N.A.                      Citibank, N.A.
         Corporate Actions                   Corporate Actions                   Corporate Actions
 111 Wall Street, 5th Floor Window             P.O. Box 2544            525 Washington Boulevard, Suite 4660
     New York, New York 10043        Jersey City, New Jersey 07303-2544    Jersey City, New Jersey 07303

                                For Information:
                                 (877) 248-4237

                    DESCRIPTION OF OFFER SECURITIES TENDERED
--------------------------------------------------------------------------------

   Name(s) and Address(es) of Registered Holder(s)
(Pease fill in, if blank, exactly as name(s) appear(s)l                 Offer Securities Tendered
                on the certificate(s))                            (Attach additional list if necessary)
  ----------------------------------------------------------------------------------------------------------
                                                                        Total Number of
                                                                        Offer Securities
                                                         Offer Security   Evidenced by         Number
                                                          Certificate    Offer Security  of Offer Securities
                                                           Number(s)     Certificate(s)      Tendered:*

                                        ------------------------------------------------------------------
                                        ------------------------------------------------------------------
                                        ------------------------------------------------------------------
                                        ------------------------------------------------------------------
                                        ------------------------------------------------------------------
                                        ------------------------------------------------------------------
                                                         Total Offer Securities
                                                         Tendered......................

--------------------------------------------------------------------------------
 * Unless otherwise indicated, it will be assumed that all Offer Securities evidenced by any Offer Security Certificate(s) delivered to the Depositary are being tendered. See Instruction 4.

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by holders of certificates representing (i) shares of Common Stock, (ii) shares of Series B Preferred Stock, (iii) Depositary Shares and/or (iv) Common Stock Purchase Warrants (as such terms are defined in the Offer to Purchase and, collectively, the "Offer Securities") (such holders of Offer Securities, collectively, the "Holders"). If you hold Offer Securities in book-entry form, you may tender your Offer Securities by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility"), along with an Agent's Message (as defined in the Offer to Purchase), pursuant to the procedures set forth in Section 3--"Procedures for Tendering Offer Securities" of the Offer to Purchase. Holders who tender Offer Securities by book-entry transfer are referred to herein as "Book-Entry Holders" and other Holders are referred to herein as "Certificate Holders."

  Holders whose certificates evidencing Offer Securities (the "Offer Security Certificates") are not immediately available or who cannot deliver their Offer Security Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1--"Terms of the Offer" of the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Offer Securities according to the guaranteed delivery procedure set forth in
Section 3--"Procedures for Tendering Offer Securities" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.


 [_]CHECK HERE IF THE OFFER SECURITIES ARE BEING TENDERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

   Name(s) of Registered Holder(s) _________________________________________

   Window Ticket Number (if any) ___________________________________________

   Date of Execution of Notice of Guaranteed Delivery ______________________

   Name of Institution which Guaranteed Delivery ___________________________

 [_]CHECK HERE IF TENDER IS BEING MADE OF LOST OR MUTILATED SECURITIES. SEE
    INSTRUCTION 9.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Getronics Acquisition, Inc. (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Getronics NV, a public company with limited liability incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands ("Parent"), (i) the above-described shares of common stock, par value $0.01 per share, including the associated rights ("Common Stock"), (ii) the above-described shares of 6 1/2% Series B Cumulative Convertible Preferred Stock, par value $0.01 per share ("Series B Preferred Stock"), (iii) the above-described depositary shares, each representing a 1/20th interest in a share of Series B Preferred Stock ("Depositary Shares") and/or (iv) the above-described warrants, other than the Special Common Stock Warrant (as defined in the Offer to Purchase), to purchase shares of Common Stock ("Common Stock Purchase Warrants" and together with Common Stock, Series B Preferred Stock and Depositary Shares, the "Offer Securities") of Wang Laboratories, Inc., a company organized under the laws of Delaware (the "Company") upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 10, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as may be amended and supplemented from time to time, together with the Offer to Purchase, constitutes the "Offer"). The undersigned understands that the Purchaser reserves the right to assign to an affiliate of the Parent the right to purchase all or any portion of the Offer Securities tendered pursuant to the Offer, but the undersigned further understands that any such assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering Holders to receive payment for the Offer Securities validly tendered and accepted for payment pursuant to the Offer.

  Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance for payment of and payment for the Offer Securities tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Offer Securities that are being tendered hereby and any and all dividends, distributions, rights, or other securities issued or issuable in respect of such Offer Securities on or after May 3, 1999 (collectively, "Distributions"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Offer Securities and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) transfer ownership of such Offer Securities and all Distributions, together with all accompanying evidences of transfers and authenticity, to or upon the order of the Purchaser, (b) present such Offer Securities and all Distributions for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Offer Securities and all Distributions, all in accordance with the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase.

  The undersigned hereby irrevocably appoints each designee of the Purchaser as such attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote in such manner as each such attorney-in-fact and proxy (or any substitute thereof) shall deem proper in its sole discretion, and to otherwise act (including pursuant to written consent) to the full extent of the undersigned's rights with respect to the Offer Securities and all Distributions tendered hereby and accepted for payment by the Purchaser prior to the time of such vote or action. All such proxies shall be considered coupled with an interest in the tendered Offer Securities and shall be irrevocable and are granted in consideration of, and is effective upon, the acceptance for payment of such Offer Securities and all Distributions by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment by the Purchaser shall revoke, without further action, any other proxy or power of attorney granted by the undersigned at any time with respect to such Offer Securities and all Distributions and no subsequent proxies or powers of attorney will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The designees of the Purchaser will, with respect to the Offer Securities, rights or other securities for which the appointment is effective, be empowered to exercise all voting and other rights as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's stockholders, by written consent or otherwise, and the Purchaser reserves the right to require that, in order for the Offer Securities, rights or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Offer Securities, the Purchaser must be able to exercise all rights (including, without limitation, all voting rights and rights of conversion) with respect to such Offer Securities, rights or other securities and receive all dividends and distributions.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Offer Securities and all Distributions tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the Offer Securities and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Offer Securities tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

  No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in Section 4-- "Withdrawal Rights" of the Offer to Purchase, the tender of the Offer Securities and related Distributions hereby made is irrevocable.

  The undersigned understands that tenders of the Offer Securities pursuant to any of the procedures described in Section 3--"Procedures for Tendering Offer Securities" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance for payment of such Offer Securities will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Offer Securities tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates evidencing Offer Securities ("Offer Security Certificates") not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Offer Securities Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Offer Security Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Offer Securities Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Offer Security Certificates not so tendered or accepted for payment in the name of, and deliver said check and/or return such Offer Security Certificates to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Offer Securities from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Offer Securities so tendered.

   SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 5, 6 and 7)        (See Instructions 1, 5, 6 and 7)


   To be completed ONLY if                 To be completed ONLY if
 certificate(s) for Offer                certificate(s) for Offer
 Securities not tendered or not          Securities not tendered or not
 purchased and/or the check for          purchased and/or the check for
 the purchase price of Offer             the purchase price of Offer
 Securities purchased are to be          Securities purchased are to be
 issued in the name of someone           sent to someone other than the
 other than the undersigned.             undersigned, or to the
                                         undersigned at an address other
                                         than that shown above.

 Issue check and/or certificate(s)
 to:


 Name: ____________________________
                                         Mail check and/or certificate(s)
                                         to:

        Please Type or Print

 Address: _________________________      Name: ___________________________
                                               Please Type or Print

 __________________________________
         (Include Zip Code)              Address: ________________________
 _________________________________*      _________________________________
   (Tax Identification or Social                (Include Zip Code)
           Security No.)                 _________________________________
 (See Substitute Form W-9 Included         (Tax Identification or Social
             Herewith)                             Security No.)
 __________________________________          (See Substitute Form W-9
   * Signature Guarantee required               Included Herewith)

                                   IMPORTANT
                              HOLDER(S) SIGN HERE
                           (See Instructions 1 and 5)
             (Please Complete Substitute Form W-9 Contained Herein)
Signature(s) of Holder(s): _____________________________________________________
Date: _________________________ , 1999
--------------------------------------
    (Tax Identification or Social
            Security No.)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Offer Security Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)
Name(s): _______________________________________________________________________
                                 (Please Print)
Capacity (Full Title): _________________________________________________________
Address: _______________________________________________________________________
--------------------------------------------------------------------------------
                               (Include Zip Code)
--------------------------------------------------------------------------------
                         (Area Code and Telephone No.)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)
Authorized Signature: __________________________________________________________
Name: __________________________________________________________________________
                             (Please Type or Print)
Title: _________________________________________________________________________
Name of Firm: __________________________________________________________________
Address: _______________________________________________________________________
--------------------------------------------------------------------------------
                               (Include Zip Code)
Name of Firm: __________________________________________________________________
Area Code and Telephone Number: ________________________________________________
Date: _________________________ , 1999

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Security Transfer Agents Medallion Program, The New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered Holder(s) of the Offer Securities tendered herewith and such Holder(s) have not completed the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Offer Securities are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

  2. Delivery of Letter of Transmittal and Offer Security Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be used if Offer Security Certificates are to be forwarded herewith. Offer Security Certificates evidencing all physically tendered Offer Securities along with this Letter of Transmittal (or a copy thereof), properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1--"Terms of the Offer" of the Offer to Purchase). Offer Securities held through DTC must be tendered to the Depositary by means of delivery of an Agent's Message (as more fully described in the Offer to Purchase). The Depositary Shares may be tendered only means of Book-Entry Transfer (as such securities have been issued only in book-entry form).

  Holders whose Offer Security Certificates are not immediately available or who cannot deliver their Offer Security Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Offer Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3--"Procedures for Tendering Offer Securities" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) Offer Security Certificates, as well as a Letter of Transmittal, properly completed and duly executed with any required signature guarantees, and all other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

  If Offer Security Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or a copy thereof) must accompany each such delivery.

  The method of delivery of this Letter of Transmittal, Offer Security Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, where applicable, is at the election and risk of the tendering Holder. Delivery will be deemed made only when actually received by the Depositary. If such delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Offer Securities will be purchased. All tendering Holders, by execution of this Letter of Transmittal (or a copy hereof), waive any right to receive any notice of the acceptance of their Offer Securities for payment.

  3. Inadequate Space. If the space provided under "Description of Offer Securities Tendered" is inadequate, the Offer Security Certificate numbers and/or the number of Offer Securities should be listed on a separate schedule and attached hereto.

  4. Partial Tenders (Applicable to Holders of Offer Security Certificates
Only). If fewer than all the Offer Securities evidenced by any Offer Security Certificate submitted are to be tendered, fill in the number of Offer Securities which are to be tendered in the box entitled "Number of Offer Securities Tendered." In such cases, new Offer Security

Certificate(s) evidencing the remainder of the Offer Securities that were evidenced by Offer Security Certificate(s) delivered to the Depositary will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Offer Securities represented by Offer Security Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holders of the Offer Securities tendered hereby, the signatures must correspond with the names as written on the face of the Offer Security Certificates without alteration, enlargement or any change whatsoever.

  If any of the Offer Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Offer Securities are registered in different names on several Offer Security Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the Offer Securities.

  If this Letter of Transmittal or any Offer Security Certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and evidence satisfactory to the Depositary and the Purchaser of such person's authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Offer Securities transmitted hereby, no endorsements of Offer Security Certificates or separate stock powers are required unless payment is to be made to, or Offer Security Certificates evidencing the Offer Securities not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such Offer Security Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder of the Offer Securities tendered hereby, the Offer Security Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on such Offer Security Certificate(s). Signatures on such Offer Security Certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Offer Securities to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Offer Securities purchased is to be made to or, in the circumstances permitted hereby, if Offer Security Certificates for the Offer Securities not tendered or purchased are to be registered in the name of any person other than the registered holder, or if tendered Offer Security Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Offer Security Certificates listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If a check for the purchase price is to be issued in the name of, and/or Offer Security Certificates for the Offer Securities not tendered or not accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check and/or such Offer Security Certificates are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth on the back cover of the Offer to Purchase or from your broker, dealer, commercial bank or trust company.

  9. Lost or Destroyed Offer Security Certificates. If any Offer Security Certificates have been lost or destroyed, the Holder should promptly notify the Company's transfer agent, American Stock Transfer and Trust Company at
(212) 936-5100. The Holder will then be instructed as to the procedure to be followed in order to replace the relevant Offer Security Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Offer Security Certificates have been followed.

                           IMPORTANT TAX INFORMATION

  Under United States federal income tax law, a tendering Holder may be subject to backup withholding tax at a rate of 31% with respect to payments by the Depositary pursuant to the Offer unless such Holder (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding, (ii) provides its correct taxpayer identification number ("TIN"), certifies that it is not currently subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules, or (iii) certifies as to its non-United States status. Completion of a Substitute Form W-9, in the case of a U.S. Holder, provided in this Letter of Transmittal should be used for this purpose. Failure to provide such Holder's TIN on the Substitute Form W-9, if applicable, may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service ("IRS"). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The box in part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is so checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments of the Offer Price until a TIN is provided to the Depositary. In order for a foreign Holder to qualify as an exempt recipient, that Holder should submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Depositary. Failure to provide the information on the form may subject tendering Holders to 31% United States federal income tax withholding on the payment of the purchase price of cash pursuant to the Offer.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A COPY HEREOF) TOGETHER WITH OFFER
           SECURITY CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                          PAYER'S NAME: Citibank, N.A.

--------------------------------------------------------------------------------

                      Part 1--PLEASE PROVIDE YOUR
                      TIN IN THE BOX AT RIGHT AND     ----------------------
                      CERTIFY BY SIGNING AND           Social Security Number
                      DATING BELOW

 SUBSTITUTE                                                      OR

 Form W-9
 Department of                                        ----------------------
 the Treasury                                          Employer Identification
 Internal                                                      Number
 Revenue             ----------------------------------------------------------
 Service              Part 2--If you are             Part 3--If you are
                      exempt from backup             awaiting your TIN,
                      withholding, please            please check the
                      check the box: [_]             box: [_]

 Payer's
 Request for

 Taxpayer            ----------------------------------------------------------
 Identification

 Number ("TIN")       Part 4--Certification--Under penalties of
 and                  perjury, I certify that:
 Certification

                      (1) The number shown on this form is my correct
                          Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

                      (2) I am not subject to backup withholding because (i)
                          I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                      Certification Instructions--You must cross out item
                      (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.

                     ----------------------------------------------------------

                      Signature ________________________    Date __________

                      Name (Please Print) _________________________________

                      Address _____________________________________________

                      City, State and Zip Code ____________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
     PART 3 OF THE SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 Signature: ____________________________________         Date: ______________


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


                    The Information Agent for the Offer is:

                               MORROW & CO., INC.
                                445 Park Avenue
                                   5th Floor
                            New York, New York 10022
                          Call Collect: (212) 754-8000
                           Toll Free: (800) 566-9061
            Bankers and Brokerage Firms, Please Call: (800) 662-5200

                   Stockholders, Please Call: (800) 566-9061

                      The Dealer Manager for the Offer is:

                              Merrill Lynch & Co.
                             World Financial Center
                                  North Tower
                         New York, New York 10281-1305
                         (212) 449-8971 (Call Collect)



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